Exhibit 99.1

Media Inquiries:	Investor Inquiries:
Matt Schroder	Thierry Denis
419.248.8987	419.248.5748

Owens Corning Reports Second-Quarter 2014 Results

Progress in Insulation and Composites Expected to Drive 2014 Adjusted EBIT Growth;

Second-Quarter Results Reflect Continued Volume Weakness in Roofing

•	Insulation and Composites continue to demonstrate year-over-year improvement

•	First-half Roofing financial performance affected by weaker market conditions and volume shortfall

•	Full-year earnings growth in Insulation and Composites is expected to more than offset weaker year-over-year financial performance in Roofing

•	Company continues to expect full-year adjusted EBIT to be greater than the 2013 result of $416 million

TOLEDO, Ohio – July 23, 2014 – Owens Corning (NYSE: OC) today reported consolidated net sales of $1.36 billion in the second quarter of 2014, up slightly from $1.35 billion in 2013.

Second-quarter 2014 adjusted earnings were $45 million, or $0.38 per diluted share, down from the adjusted earnings of $68 million, or $0.56 per diluted share, in 2013. Net earnings in the second quarter of 2014 were $21 million, or $0.18 per share, compared to net earnings of $49 million, or $0.41 per diluted share last year. (See Table 3 for a discussion and reconciliation of these items.)

“Insulation and Composites delivered improvement in line with expectations through the first half of the year. Continued momentum in these two businesses is expected to more than offset the weaker financial performance in the Roofing business and generate earnings growth for the full year 2014,” said Chairman and Chief Executive Officer Mike Thaman.

Consolidated Second Quarter 2014 Results

•	Owens Corning continued to perform at a very high level of safety with a Recordable Incident Rate (RIR) of 0.50 for the six months ending June 30, 2014. This is consistent with the rate in the same period in 2013.

•	Adjusted earnings before interest and taxes (adjusted EBIT) in the second quarter of 2014 were $96 million, down from $124 million in 2013. Reported EBIT for the second quarter was $73 million, compared with $118 million during the same period in 2013. (See Table 2.)

•	During the second quarter, Owens Corning repurchased 300,000 shares of the company’s common stock for $12 million. As of June 30, 2014, 7.7 million shares remained available for repurchase under the company’s current authorization.

•	The company’s Board of Directors declared a quarterly cash dividend of $0.16 per common share. The dividend will be payable on July 29, 2014 to shareholders of record as of July 14, 2014.

Outlook

The Insulation business should continue to benefit from growth in U.S. residential new construction, improved pricing and operating leverage.

The Composites business continues to benefit from stable global economic growth, improved operating performance and pricing. Pricing is expected to be the primary driver of EBIT growth in 2014. Composites pricing is now expected to be at the top end of the previous guidance range of $20 million to $30 million.

The roofing market was down through the first two quarters of this year. The company now expects that the roofing market will be flat to slightly down for full-year 2014 compared to prior year. Volumes in the Roofing business are expected to more closely track the market in the second half than they did in the first half of 2014.

The company estimates a long-term effective tax rate of 28 percent to 30 percent, and a long-term effective cash tax rate of 10 percent to 12 percent on adjusted pre-tax earnings, due to the company’s $2.1 billion U.S. tax net operating loss carry forward. The effective book tax rate for 2014 on adjusted earnings is expected to be within the long-term range.

The company expects general corporate expenses to be $100 million to $110 million in 2014, a $20 million cost reduction versus the previous guidance. Capital expenditures in 2014 are expected to total approximately $370 million, a $30 million reduction from our previous guidance. This estimate continues to include an estimated $65 million for the start of construction of a non-wovens facility.

For the full year 2014, the company’s adjusted EBIT is expected to be greater than the 2013 result of $416 million.

Next Earnings Announcement

Third-quarter 2014 results will be announced on Wednesday, October 22, 2014.

Conference Call and Presentation

Wednesday, July 23, 2014

11 a.m. Eastern Time

All Callers

Live dial-in telephone number: U.S. 1.888.317.6003, Canada 1.866.284.3684 or other international +1.412.317.6061.

Entry number: 461-4761 (Please dial in 10-15 minutes before conference call start time)

Live webcast: http://services.choruscall.com/links/owens140723.html

Telephone replay available through July 30, 2014. For U.S. and Canada, call 1.877.344.7529 or international +1.412.317.0088. Conference replay number: 100-48-200

Replay of webcast also available until July 23, 2015 at: http://services.choruscall.com/links/owens140723.html

Presentation

To view the slide presentation during the conference call, please log on to the live webcast at: http://investor.owenscorning.com/investor-relations/

About Owens Corning

Owens Corning (NYSE: OC) is a leading global producer of residential and commercial building materials, glass-fiber reinforcements and engineered materials for composite systems. A Fortune® 500 company for 60 consecutive years and in business for more than 75 years, Owens Corning is a market-leading innovator of glass-fiber technology with sales of $5.3 billion in 2013 and about 15,000 employees in 27 countries. Additional information is available at www.owenscorning.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those projected in these statements. Such factors include, without limitation: economic and political conditions, including; levels of residential and commercial construction activity; competitive factors; levels of global industrial production; relationships with key customers; industry and economic conditions that affect the market and operating conditions of our customers, suppliers or lenders; availability and cost of credit; our level of indebtedness; weather conditions; pricing factors; labor disputes and litigation; availability and cost of energy and raw materials; difficulties in managing production capacity; issues involving implementation of new business systems; new legislation or other governmental actions; our ability to use our net operating loss carry-forwards; research and development activities; foreign exchange fluctuations; interest rate movements; labor disputes; issues related to acquisitions, divestitures and joint ventures; uninsured losses; achievement of expected synergies, cost reductions and/or productivity improvements; defined benefit plan funding obligations; and, factors detailed from time to time in the company’s Securities and Exchange Commission filings. The information in this news release speaks as of July 23, 2014, and is subject to change. The company does not undertake any obligation to update or revise forward-looking statements other than as required by applicable securities laws. Any distribution of this news release after that date is not intended and should not be construed as updating or confirming such information.

Owens Corning Investor Relations News

Table 1

Owens Corning and Subsidiaries

Consolidated Statements of Earnings

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
NET SALES	$1,355	$1,347	$2,633	$2,697
COST OF SALES	1,107	1,080	2,151	2,217

Gross margin	248	267	482	480
OPERATING EXPENSES
Marketing and administrative expenses	130	134	262	267
Science and technology expenses	20	20	39	38
Charges related to cost reduction actions	—	1	12	2
Other (income) expenses, net	25	(6)	(12)	(2)

Total operating expenses	175	149	301	305

EARNINGS BEFORE INTEREST AND TAXES	73	118	181	175
Interest expense, net	31	29	58	58

EARNINGS BEFORE TAXES	42	89	123	117
Less: Income tax expense (benefit)	21	39	(18)	45
Equity in net earnings of affiliates	1	—	1	—

NET EARNINGS	22	50	142	72
Less: Net earnings attributable to noncontrolling interests	1	1	1	1

NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$21	$49	$141	$71

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
Basic	$0.18	$0.41	$1.20	$0.60
Diluted	$0.18	$0.41	$1.19	$0.59
Dividend	$0.16	$—	$0.32	$—
WEIGHTED AVERAGE COMMON SHARES
Basic	117.4	119.1	117.6	118.8
Diluted	118.3	120.4	118.5	119.9

Owens Corning follows the authoritative guidance referring to “Noncontrolling Interest in Consolidated Financial Statements,” effective January 1, 2009, which, among other things, changed the presentation format and certain captions of the Consolidated Statements of Earnings and Consolidated Balance Sheets. Owens Corning uses the captions recommended by this standard in its Consolidated Financial Statements such as net earnings attributable to Owens Corning and diluted earnings per common share attributable to Owens Corning common stockholders. However, in the preceding release Owens Corning has shortened this language to net earnings and earnings per share (or a slight variation thereof), respectively.

Table 2

Owens Corning and Subsidiaries

EBIT Reconciliation Schedules

(unaudited)

Adjusting items are shown in the table below (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Impairment loss on European Stone Business	$(19)	$—	$(19)	$—
Gain on sale of Hangzhou, China Facility	—	—	45	—
Net loss related to Hurricane Sandy	(4)	(3)	(6)	(14)
Charges related to cost reduction actions and related items	—	(3)	(12)	(12)

Total adjusting items	$(23)	$(6)	$8	$(26)

The reconciliation from net earnings attributable to Owens Corning to Adjusted EBIT is shown in the table below (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$21	$49	$141	$71
Less: Net earnings attributable to noncontrolling interests	1	1	1	1

NET EARNINGS	22	50	142	72
Equity in net earnings of affiliates	1	—	1	—
Income tax expense	21	39	(18)	45

EARNINGS BEFORE TAXES	42	89	123	117
Interest expense, net	31	29	58	58

EARNINGS BEFORE INTEREST AND TAXES	73	118	181	175
Less: adjusting items from above	(23)	(6)	8	(26)

ADJUSTED EBIT	$96	$124	$173	$201

For purposes of internal review of Owens Corning’s year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not the result of current operations. The adjusted financial measure resulting from these adjustments is used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance, and related employee compensation measures. Although management believes that these adjustments result in a measure that provides it a useful representation of its operational performance, the adjusted measure should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with accounting principles generally accepted in the United States.

Table 3

Owens Corning and Subsidiaries

EPS Reconciliation Schedules

(unaudited)

(in millions, except per share data)

For purposes of internal review of Owens Corning’s year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not the result of current operations. The adjusted financial measures resulting from these adjustments are used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance and related employee compensation measures. Although management believes that these adjustments result in measures that provide it a useful representation of its operational performance, the adjusted measures should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with accounting principles generally accepted in the United States.

A reconciliation from net earnings attributable to Owens Corning to Adjusted Earnings and a reconciliation from diluted earnings per share to adjusted diluted earnings per share are shown in the tables below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
RECONCILIATION TO ADJUSTED EARNINGS
Net earnings attributable to Owens Corning	$21	$49	$141	$71
Adjustment to remove adjusting items, net of tax	21	4	—	19
Adjustment to remove significant tax reserve reversals*	—	—	(74)	—
Adjustment to tax expense (benefit) to reflect pro forma tax rate*	3	15	13	13

ADJUSTED EARNINGS	$45	$68	$80	$103

RECONCILIATION TO ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
DILUTED EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$0.18	$0.41	$1.19	$0.59
Adjustment to remove adjusting items, net of tax	0.18	0.03	—	0.16
Adjustment to remove significant tax reserve reversals*	—	—	(0.62)	—
Adjustment to tax expense (benefit) to reflect pro forma tax rate*	0.02	0.12	0.11	0.11

ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$0.38	$0.56	$0.68	$0.86

RECONCILIATON TO DILUTED SHARES OUTSTANDING
Weighted average shares outstanding used for basic earnings per share	117.4	119.1	117.6	118.8
Non-vested restricted shares	0.4	0.7	0.4	0.6
Options to purchase common stock	0.5	0.6	0.5	0.5

Diluted shares outstanding	118.3	120.4	118.5	119.9

*	For comparability, in 2014, we have used a pro-forma effective tax rate of 29% (midpoint of guidance) that excludes the resolution of a significant uncertain tax position and the reversal of a valuation allowance recorded in prior years against certain European net deferred tax assets. In 2013 we have used an effective tax rate of 27% as this was the effective tax rate of the Company in 2013.

Table 4

Owens Corning and Subsidiaries

Consolidated Balance Sheets

(unaudited)

(in millions)

	June 30,	Dec. 31,
	2014	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$81	$57
Receivables, less allowances of $13 at June 30, 2014, and $14 at Dec. 31, 2013	848	683
Inventories	886	810
Assets held for sale - current	14	29
Other current assets	231	269

Total current assets	2,060	1,848
Property, plant and equipment, net	2,913	2,932
Goodwill	1,166	1,166
Intangible assets	1,026	1,040
Deferred income taxes	406	436
Other non-current assets	225	225

TOTAL ASSETS	$7,796	$7,647

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$880	$988
Short-term debt	17	1
Liabilities held for sale - current	4	—
Long-term debt - current portion	4	3

Total current liabilities	905	992
Long-term debt, net of current portion	2,271	2,024
Pension plan liability	316	336
Other employee benefits liability	234	242
Deferred income taxes	28	23
Other liabilities	131	200
OWENS CORNING STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share (a)	—	—
Common stock, par value $0.01 per share (b)	1	1
Additional paid in capital	3,939	3,938
Accumulated earnings	758	655
Accumulated other comprehensive deficit	(301)	(297)
Cost of common stock in treasury (c)	(524)	(504)

Total Owens Corning stockholders’ equity	3,873	3,793
Noncontrolling interests	38	37

Total equity	3,911	3,830

TOTAL LIABILITIES AND EQUITY	$7,796	$7,647

(a)	10 shares authorized; none issued or outstanding at June 30, 2014, and Dec. 31, 2013
(b)	400 shares authorized; 135.5 issued and 117.6 outstanding at June 30, 2014; 135.5 issued and 117.8 outstanding at Dec. 31, 2013
(c)	17.9 shares at June 30, 2014, and 17.7 shares at Dec. 31, 2013

Table 5

Owens Corning and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

(in millions)

	Six Months Ended
	June 30,
	2014	2013
NET CASH FLOW USED FOR OPERATING ACTIVITIES
Net earnings	$142	$72
Adjustments to reconcile net earnings to cash used for operating activities:
Depreciation and amortization	154	157
Gain on sale of fixed assets	(47)	—
Impairment loss on European Stone Business	19	—
Deferred income taxes	(29)	37
Provision for pension and other employee benefits liabilities	9	18
Stock-based compensation expense	14	14
Other non-cash	(13)	(12)
Change in working capital	(336)	(254)
Pension fund contribution	(24)	(20)
Payments for other employee benefits liabilities	(12)	(11)
Other	6	(16)

Net cash flow used for operating activities	(117)	(15)

NET CASH FLOW USED FOR INVESTING ACTIVITIES
Additions to plant and equipment (including alloy)	(142)	(125)
Proceeds from the sale of assets (including alloy) or affiliates, net	77	—
Investment in subsidiaries and affiliates, net of cash acquired	—	(52)
Proceeds from Hurricane Sandy insurance claims	—	15

Net cash flow used for investing activities	(65)	(162)

NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES
Proceeds from senior revolving credit and receivables securitization facilities	769	799
Payments on senior revolving credit and receivables securitization facilities	(522)	(621)
Payments on long-term debt	(1)	(1)
Net increase in short-term debt	16	15
Cash dividends paid	(19)	—
Purchases of treasury stock	(44)	(9)
Other	7	14

Net cash flow provided by financing activities	206	197

Effect of exchange rate changes on cash	—	(3)

Net increase in cash and cash equivalents	24	17
Cash and cash equivalents at beginning of period	57	55

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$81	$72

Table 6

Owens Corning and Subsidiaries

Segment and Business Information

(unaudited)

Composites

The table below provides a summary of net sales, EBIT and depreciation and amortization expense for the Composites segment (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net sales	$505	$472	$982	$931
% change from prior year	7%	-5%	5%	-4%
EBIT	$37	$32	$64	$41
EBIT as a % of net sales	7%	7%	7%	4%
Depreciation and amortization expense	$34	$34	$68	$66

Building Materials

The table below provides a summary of net sales, EBIT and depreciation and amortization expense for the Building Materials segment and our businesses within this segment (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net sales
Insulation	$447	$415	$802	$745
Roofing	437	508	934	1,115

Total Building Materials	$884	$923	$1,736	$1,860
% change from prior year	-4%	-2%	-7%	0%
EBIT
Insulation	$18	$4	$19	$(17)
Roofing	62	116	142	235

Total Building Materials	$80	$120	$161	$218
EBIT as a % of net sales	9%	13%	9%	12%
Depreciation and amortization expense
Insulation	$26	$27	$51	$53
Roofing	10	9	19	19

Total Building Materials	$36	$36	$70	$72

Table 7

Owens Corning and Subsidiaries

Corporate, Other and Eliminations

(unaudited)

Corporate, Other and Eliminations

The table below provides a summary of EBIT and depreciation and amortization expense for the Corporate, Other and Eliminations category (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Impairment loss on European Stone Business	$(19)	$—	$(19)	$—
Net loss related to Hurricane Sandy	(4)	(3)	(6)	(14)
Gain on sale of Hangzhou, China facility	—	—	45	—
Charges related to cost reduction actions and related items	—	(3)	(12)	(12)
General corporate expense and other	(21)	(28)	(52)	(58)

EBIT	$(44)	$(34)	$(44)	$(84)

Depreciation and amortization	$8	$9	$16	$19